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                                                               EXHIBIT 10.24



                               December ___, 2002


PSYCHIATRIC SOLUTIONS, INC.
      and its Subsidiaries (collectively, "PSI")
113 Seaboard Lane, Suite C-100
Franklin, Tennessee 37067
Attention: President and Chief Executive Officer

         Re: Consent under Indemnification Agreement between PSI and members of its Board of Directors (the "Indemnification Agreement").

Gentlemen:

         As directors of PSI, each of us is a party to an Indemnification Agreement executed on or around August 20, 2002. All capitalized terms used herein without definition shall have the meanings given to such terms in the Indemnification Agreement.

         PSI contemplates certain transactions pursuant to a Stock Purchase Agreement by and among PSI, Oak Investment Partners X, Limited Partnership (collectively with Oak X Affiliates Fund, Limited Partnership, Oak Investment Partners VII, Limited Partnership and Oak VII Affiliates Fund, Limited Partnership, "Oak"), and certain other Purchasers named therein dated on or about December 6, 2002 (together with the other documents referenced therein, the "Stock Purchase Agreement"). As a condition to those transactions, Oak has requested that we each execute this letter agreement.

         Each of the undersigned directors of PSI hereby acknowledges that the transactions described under the Stock Purchase Agreement (together with Oak's existing holdings) will not constitute a Change of Control or a Potential Change of Control for purposes of the Indemnification Agreement. Such acknowledgement extends not only to Oak's acquisition of Series A Preferred Stock (as defined in the Stock Purchase Agreement) at the time of the funding under the Stock Purchase Agreement, but also includes any Conversion Shares (as defined in the Stock Purchase Agreement) that are issued upon conversion of the Series A Preferred Stock, any accumulating shares due to cumulative dividends, any incremental shares that may be issued to Oak pursuant to anti-dilution adjustments, and all shares in respect of any of the foregoing (including shares issued in a stock split, stock dividend, recapitalization or similar event). The undersigned directors also acknowledge that Oak and any member of the Salix Ventures, L.P. family of funds will not be deemed to be part of the same group for determining whether there has been Change of Control or Potential Change of Control under the Director Indemnification Agreement.

         This letter agreement (i) shall be governed by and construed in accordance with the laws of the State of Tennessee, (ii) may be executed in multiple counterparts and by facsimile or other electronic means, and (iii) shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

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Psychiatric Solutions, Inc.
December ___, 2002
Page 2


         Please indicate your consent to the terms and conditions of this letter agreement by your signature in the space indicated below.


                                            /s/ Joey A. Jacobs
                                           ------------------------------------
                                           JOEY A. JACOBS

                                           /s/ David Heer
                                           ------------------------------------
                                           DAVID HEER

                                           /s/ Chris Grant
                                           ------------------------------------
                                           CHRIS GRANT

                                           /s/ Edward K. Wissing
                                           ------------------------------------
                                           EDWARD K. WISSING

                                           /s/ Joseph P. Donlan
                                           ------------------------------------
                                           JOSEPH P. DONLAN

                                           /s/ Charles C. McGettigan
                                           ------------------------------------
                                           CHARLES C. MCGETTIGAN

                                           /s/ Mark Clein
                                           ------------------------------------
                                           MARK CLEIN


ACKNOWLEDGED AND AGREED TO:

PSI:

PSYCHIATRIC SOLUTIONS, INC.


By: /s/ Joey Jacobs
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